SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 9, 2004
                                                         --------------

                              ENGLOBAL CORPORATION
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             (Exact name of registrant as specified in its chapter)

             Nevada                   001-14217                  88-0322261
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  (State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)

  600 Century Plaza Drive, Suite 140, Houston, Texas            77073-6033
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           (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code     281-821-3200
                                                   ----------------

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          (Former name or former address, if changed since last report)




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.


Number         Exhibit
------         -------


99.1           Press Release, dated August 9, 2004, of ENGlobal Corporation

Item 9. Regulation FD Disclosure

On August 9, 2004, ENGlobal Corporation issued a press release, a copy of which is set forth below. In accordance with General Instructions B.2. Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

              ENGLOBAL CORPORATION ANNOUNCES SECOND QUARTER RESULTS

HOUSTON, TX, AUGUST 9, 2004 - ENGlobal Corporation (AMEX: ENG), a leading provider of engineering services, today reported net income of $0.02 per share for the quarter ended June 30, 2004, equivalent to results from the same period in 2003. Revenues increased by $5,011,000, or 17%, for the three months ended June 30, 2004 compared to the three months ended June 30, 2003. The engineering segment reported a significant increase in sales during the period, while the systems segment reported a decrease. This increase in revenue was primarily due to revenue recognized in the Company's engineering segment from procurement and subcontracting activities on a large co-generation project that began in 2003.

The Company's gross profit decreased by $84,000 for the three months ended June 30, 2004 as compared to the three months ended June 30, 2003. The gross profit for engineering services, after excluding procurement and subcontract activities, increased to 17.8% from 17.3% for the three months ended June 30, 2003. Overall, the engineering segment's gross profit decreased $117,000 while the systems segment's gross profit increased $33,000 when results from the three months ended June 30, 2004 are compared to the results for the three months ended June 30, 2003. Expenses related to selling, general and administrative, including depreciation and amortization, increased $254,100 or 8.2% for the three months ended June 30, 2004 as compared to the same period in 2003. The increase was primarily from the combined selling, general and administrative expenses relating to internal growth initiatives that began operations during the fourth quarter of 2003 and the first quarter of 2004.

The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 will be filed with the Securities and Exchange Commission on or about August 10, 2004 reflecting these results.

About ENGlobal Corporation
ENGlobal Corporation provides engineering services and systems principally to the petroleum refining, petrochemical, pipeline, production, and process industries throughout the United States and internationally. ENGlobal's multi-disciplinary engineering services group develops projects from the initial planning stage through detailed design, procurement, and construction management. The systems group develops, manufactures, installs, and services control and instrumentation systems utilized in various energy and process-related industries, and provides services and products that support the advanced automation and environmental technology fields. The Company, with its subsidiaries, now employs over 1,000 employees and occupies over 250,000 square feet of office and manufacturing space. Further information about the Company and its subsidiaries is available at www.ENGlobal.com.

Safe Harbor for Forward-Looking Statements
------------------------------------------
Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws and are subject to risks and uncertainties including, but not limited to, the Company's ability to achieve its business strategy while effectively managing costs and expenses. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a

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number of factors detailed from time to time in ENGlobal's filings with the
Securities and Exchange Commission. Reference is hereby made to cautionary statements set forth in the Company's Form 10-K for the year ended December 31, 2003, Form 10-Q's for the quarters ended June 30, 2004, June 30, 2003 and September 30, 2003, current Forms 8-K, and other SEC filings. Among other matters, there can be no assurance that operating results will continue to be as good or better than the operating results from the current quarter, that financial performance of the systems segment will improve, or that the Company's operations will continue to be profitable. In addition, the information contained in this press release is also subject to the risk factors identified in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

                              FINANCIAL HIGHLIGHTS
                      (in thousands, except per share data)


                                                    For the six months ended
                                                            June 30
                                                      --------------------
                                                       2004         2003*
                                                      -------      -------
Income Statement Data:
----------------------
   Revenue                                            $65,275      $52,278
                                                      =======      =======

Net income per share (basic and diluted)                  .04          .04
                                                      -------      -------
Weighted average number of shares
     outstanding (basic)                               24,035       22,861
                                                      =======      =======
Weighted average number of shares
     outstanding (diluted)                             24,347       23,237
                                                      =======      =======


                                                         As of
                                               --------------------------------
                                               June 30, 2004  December 31, 2003
                                               -------------  -----------------
Balance Sheet Data:
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   Working Capital                                  $ 9,387       $ 6,505
   Property and Equipment, net                        4,745         4,302
   Total Assets                                      40,456        42,530
   Long-term Debt, net of current portion             9,070         7,506
   Capital Leases, net of current portion                 4            12
   Stockholders' Equity                              19,080        18,175
                                                    =======       =======

* Income statement data for the six months ended June 30, 2003 does not take into account the conversion of the Company's Series A Preferred Stock that occurred in August 2003.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ENGlobal Corporation


Date:  August 10, 2004          /s/ Natalie S. Hairston
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                                Natalie S. Hairston, Investor Relations Officer,
                                Chief Governance Officer and Corporate Secretary